UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2022

NewAge, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7158 S. FLSmidth Dr., Suite 250, Midvale, UT

(address of principal executive offices)

84047

(zip code)

801-813-3000

(Registrant’s telephone number, including area code)

2420 17th Street, Suite 220, Denver, CO 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Effective March 1, 2022, the Board of Directors (the “Board”) of NewAge, Inc. (“NewAge”) appointed Ms. Michele Crocker as a director to serve until the 2022 annual meeting of stockholders. The Board has appointed Ms. Crocker to serve on the Audit Committee and the Compensation Committee.

The Board has determined that Ms. Crocker is independent within the meaning of the Nasdaq listing standards and applicable rules and regulations of the Securities and Exchange Commission. There are no family relationships between Ms. Crocker and any previous or current officers or directors of NewAge, Inc., and Ms. Crocker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Crocker will participate in NewAge’s standard compensation program for non-employee directors, as described in its proxy statement filed with the Securities and Exchange Commission on March 25, 2021.

Item 8.01.	Other Events.

Change of Corporate Headquarters

Effective March 1, 2022, NewAge has relocated its corporate headquarters from Denver, Colorado to Midvale, Utah. NewAge’s Midvale location already performs vital functions for the company in areas such as operations, information technology, finance and accounting, marketing and sales, legal, and project management. This relocation will build upon NewAge’s strong presence in Utah.

Director Press Release

On March 3, 2022, NewAge issued a press release announcing the appointment of Ms. Crocker to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number		Description

99.1	—	Press Release dated March 3, 2022
104		Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NewAge, Inc.

Date: March 3, 2022	By:	/s/ Kevin Manion
Kevin Manion
Chief Financial Officer

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